Exhibit 10.8

          WAIVER, dated as of May 4, 2001 (this "WAIVER"), to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "CREDIT AGREEMENT"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "PARENT"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "COMPANY"; together with the Parent, the "BORROWERS"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "SYNDICATION AGENT"; collectively with the Administrative Agent, the "AGENTS").


                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Company has advised the Lenders it has failed to achieve the minimum Consolidated Unadjusted EBITDA required by Section 7.01(c) of the Credit Agreement for the 12 month period ending March 31, 2001, and has requested a waiver of any Default or Event of Default arising therefrom;

          WHEREAS, the Lenders are willing to agree to waive any such Default and Event of Default, but only on the terms and subject to the conditions contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:

          SECTION 1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.

          SECTION 2. WAIVER.

          2.1 WAIVER. The Lenders hereby waive: (i) any Default or Event of Default under Article VIII(c) of the Credit Agreement resulting from the Borrowers failure to achieve the minimum Consolidated Unadjusted EBITDA required by Section 7.01(c) of the Credit Agreement for the period of four consecutive fiscal quarters ending on March 31, 2001; and (ii) any Default or Event of Default under Article VIII(e) of the Credit Agreement resulting from the occurrence of an event of default under the New Credit Agreement arising on account of the Borrowers failure to achieve the minimum "Consolidated Unadjusted EBITDA" (as defined in the New Credit Agreement) required by Section 6.01(a) of the New Credit Agreement for the period of four consecutive fiscal quarters ending on March 31, 2001.

          SECTION 3. MISCELLANEOUS.

          3.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Waiver, the Borrowers hereby represent and warrant that all representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Waiver.

          3.2 CONDITIONS TO EFFECTIVENESS OF THIS WAIVER. This Waiver shall be effective as of the date first set forth above (the "WAIVER EFFECTIVE DATE") upon the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and the Lenders holding at least 75% of the Available Commitments, the Term Loan Exposure and the Revolving Credit Exposure and consented to by the Loan Parties (other than the Borrowers);

          (b) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted; and

          (c) the delivery to the Administrative Agent and the Lenders of (i) the financial statements of the Parent for the financial quarter ended March 31, 2001 in accordance with Section 6.01(b) of the Credit Agreement; and(ii) a certificate from the Chief Financial Officer or Chief Executive Officer of the Parent, delivered in accordance with Section 6.01(e) of the Credit Agreement and demonstrating that Consolidated Unadjusted EBITDA for the 12 month period ending on March 31, 2001 was not less than $53,750,000.

          3.3 LIMITED EFFECT. Except as expressly waived by this Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

          3.4 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          3.5 COUNTERPARTS. This Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                        AUDIO VISUAL SERVICES CORPORATION



                                        By: /s/: Digby J. Davies
                                           ---------------------------------
                                            Name:  Digby J. Davies
                                            Title: Director, President, COO,
                                                   Acting CFO and Treasurer


                                        AUDIO VISUAL SERVICES (NY) CORPORATION


                                        By: /s/: Digby J. Davies
                                           ---------------------------------
                                            Name:  Digby J. Davies
                                            Title: Executive Vice President,
                                                   CFO and Treasurer


                                        THE CHASE MANHATTAN BANK INDIVIDUALLY
                                        AND AS ADMINISTRATIVE AGENT


                                        By: /s/: Wendy Weinsier
                                           ---------------------------------
                                            Name:  Wendy Weinsier
                                            Title: Vice President

                                       THE BANK OF NOVA SCOTIA


                                       By: /s/:   Daniel A. Costigan
                                          ---------------------------------
                                           Name:  Daniel A. Costigan
                                           Title:


                                       BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                                       GROUP, NEW YORK BRANCH


                                       By: /s/:   Barry W. Henry
                                          ---------------------------------
                                           Name:  Barry W. Henry
                                           Title: Vice President-Senior
                                                  Lending Officer


                                       BBT FUND, L.P.

                                       By: BBT GENPAR, L.P., Its General Partner

                                       By: BBT-FW, INC., Its General Partner


                                       By: /s/:   William S. Reimann
                                          ---------------------------------
                                           Name:  William S. Reimann
                                           Title: Vice President

                                       BANKER'S TRUST COMPANY


                                       By: /s/: Patrick Dowling
                                          ---------------------------------
                                           Name:  Patrick Dowling
                                           Title: Vice President

                                       HALCYON RESTRUCTURING FUND, L.P.


                                       By: /s/: James Pasquaretti
                                          ---------------------------------
                                           Name:  James Pasquaretti
                                           Title: CFO


                                       ING BARING (US) CAPITAL LLC,
                                       Acting as Agent for
                                       MIDDENBANK CURACAO N.V.


                                       By: /s/: Morris Macleod
                                          ---------------------------------
                                           Name:  Morris Macleod
                                           Title: Vice President


                                       ML  CLO X1X STERLING (CAYMAN) LTD.
                                       By: Highland Capital Management, L.P.
                                           as Collateral Manager


                                       By: /s/: Todd Travers
                                          ---------------------------------
                                           Name:  Todd Travers
                                           Title: Senior Portfolio Manager


                                       PAM CAPITAL FUNDING LP
                                       By: Highland Capital Management, L.P.
                                           as Collateral Manager

                                       By: /s/: Todd Travers
                                          ---------------------------------
                                           Name:  Todd Travers
                                           Title: Senior Portfolio Manager

                                       PAMCO CAYMAN LTD.
                                       By: Highland Capital Management, L.P.
                                       as Collateral Manager

                                       By: /s/: Todd Travers
                                          ---------------------------------
                                           Name:  Todd Travers
                                           Title: Senior Portfolio Manager


                                       SCOGGIN CAPITAL MANAGEMENT L.P.


                                       By: /s/: A. Dev Chodry
                                          ---------------------------------
                                           Name:  A. Dev Chodry
                                           Title: Partner


                                       J.P. Morgan Securities, Inc. as
                                       agent for The Chase Manhattan Bank


                                       By: /s/: John Abate
                                          ---------------------------------
                                           Name:  John Abate
                                           Title: Authorized Signatory


                                       TRI-LINKS INVESTMENT TRUST
                                       By: Wilmington Trust Company
                                       as Owner Trustee

                                       By: /s/: David A. Vaneskey, Jr.
                                          ---------------------------------
                                           Name:  David A. Vaneskey, Jr.
                                           Title: Vice President


                                       T. ROWE PRICE RECOVERY FUND II, L.P.


                                       By: /s/: Kim Z. Golden
                                          ---------------------------------
                                           Name:  Kim Z. Golden
                                           Title: Managing Director

                                       VAN KAMPEN SENIOR FLOATING RATE FUND
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/: Douglas L. Winchell
                                          ---------------------------------
                                           Name:  Douglas L. Winchell
                                           Title: Vice President

                                       VAN KAMPEN PRIME RATE INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/: Douglas L. Winchell
                                          ---------------------------------
                                           Name:  Douglas L. Winchell
                                           Title: Vice President


                                       VAN KAMPEN SENIOR INCOME TRUST
                                       By: Van Kampen Investment Advisory Corp.


                                       By: /s/: Douglas L. Winchell
                                          ---------------------------------
                                           Name:  Douglas L. Winchell
                                           Title: Vice President

              Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.

                                     AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President,
                                                CFO and Treasurer

                                     AUDIO VISUAL SERVICES GROUP, INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President
                                                and Treasurer

                                     VISUAL ACTION HOLDINGS INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President
                                                and Treasurer

                                     HRI, V.I., INC.

                                     By: /s/: Digby J. Davies
                                        ---------------------------------
                                         Name:  Digby J. Davies
                                         Title: Executive Vice President
                                                and Treasurer